SHAREHOLDERS' AGREEMENT

            THIS SHAREHOLDERS' AGREEMENT, dated as of October __, 1998 (this "Agreement"), is entered into by and among DREW SHOE CORPORATION, an Ohio corporation (the "Company"), BCAM INTERNATIONAL, INC., a New York corporation ("BCAM"), and IMPLEO, LLC, a Delaware limited liability company, ("Impleo") BCAM and Impleo are hereinafter collectively referred to as the "Shareholders").

                              W I T N E S S E T H:

            WHEREAS, BCAM and Impleo have entered into a Stock Purchase and Restructuring Agreement dated of even date herewith (the "Purchase Agreement"); and

            WHEREAS pursuant to the Purchase Agreement, BCAM and Impleo agreed to enter into a Shareholders' Agreement setting forth the terms and conditions by which they will hold and may sell their shares of stock in the Company; and

            NOW, THEREFORE, in consideration of the premises and of the mutual promises and obligations set forth herein and in the Purchase Agreement, the parties hereto hereby agree as follows:

            SECTION 1. Definitions. As used herein, the following terms shall have the following respective meanings:

            (a) Affiliate shall mean, with respect to any Shareholder, (i) a person or entity, and any officers and directors of such person or entity, that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Shareholder and (ii) the officers and directors of such Shareholder.

            (b) Debt shall mean that certain indebtedness owed by BCAM to Impleo which is evidenced by a certain BCAM 10%/13% Convertible Subordinated Promissory
Note in the aggregate principal amount of $3,073,663.90, together with accrued interest thereon, dated of even date herewith and which is evidenced by the "Replacement Note" as referred to in the Purchase Agreement.

            (c) Sell, as to any Stock, shall mean to sell, or in any other way directly or indirectly transfer, assign, distribute, encumber, pledge, hypothecate or otherwise dispose of, either voluntarily or involuntarily, any legal or beneficial interest in such Stock. The act of Selling is a Sale.

            (d) Stock shall mean any issued and outstanding shares of common stock, without par value, of the Company.

            (e) Shareholders shall mean any shareholder listed above or and any other holder of any shares of the Stock.

            SECTION 2. BCAM's Restrictions on Transfer. The Shareholders agree that

BCAM may Sell any or all of its shares of Stock to a third party in a bona fide cash transaction for a purchase price equal to or in excess of the then-outstanding amount of the Debt, and upon the following terms and conditions:

            (a) Impleo Consent. For so long as any portion of the Debt and/or accrued interest thereon shall remain outstanding, prior to BCAM's consummation of a sale of its shares of Stock to a third party, BCAM, by virtue of the fact that Impleo maintains a security interest in BCAM's Stock, shall be required to obtain the prior written consent of Impleo, which consent may by withheld by Impleo in its sole discretion; provided, however, that in the event the aggregate proceeds of the sale of BCAM's shares of Stock equal or exceed the then outstanding amount of the Debt, BCAM may consummate the Sale of such Stock if, simultaneous with or prior to the closing of such Sale of Stock, BCAM pays to Impleo, in immediately available funds, an amount sufficient to satisfy the entire outstanding amount of the Debt, together with accrued interest thereon. BCAM may neither pledge nor otherwise encumber its shares of Stock, nor shall it dispose of such shares by gift, sale or otherwise, except with the prior written consent of Impleo, which consent may be withheld by Impleo in its sole discretion.

            (b) Security Interest. With respect to the security interest referred to in Section 2(a) above, as further described in the Purchase Agreement, the Shareholders hereby agree that said security interest shall continue in favor of Impleo until such time as the amount of the Debt, together with accrued interest thereon, shall be paid in full by BCAM to Impleo and Impleo shall formally release said security interest. Accordingly, nothing contained in this Agreement shall be construed as a waiver of, or Impleo's consent or agreement to, release said security interest.

            (c) Notice of Offer; Right of Impleo. BCAM shall deliver written notice of the proposed sale (the "Notice") to Impleo, which Notice shall state the name, address, telephone number and principal line(s) of business of the proposed purchaser or assignee (the "Third Party"), shall specify the number of shares of Stock to be sold (the "Offered Shares"), the proposed purchase price per share (the "Offer Price") and all other terms and conditions of the offer, and shall include a copy of any writings between BCAM and the Third Party relating to the proposed sale. Within 30 days following the delivery of the Notice by BCAM to Impleo, Impleo may, by written notice to BCAM, elect to purchase all or any portion of the Offered Shares at the Offer Price. In the event Impleo elects to purchase less than all of the Offered Shares following termination of the 30-day period referred to above, then BCAM may either (i) withdraw its offer to sell the Offered Shares or (ii) for a period of 60 days following the expiration of such 30-day period, sell all of the Offered Shares or, at the option of BCAM, the portion of the Offered Shares not being purchased by Impleo, to the Third Party at a price per share in cash equal to or greater than the Offer Price; provided, however, that in the event BCAM exercises its rights under Section 2(c)(ii) hereof, it shall comply with the notice provisions of Section 2(a). Any Offered Shares which are not sold to the Third Party within such time period and at such price shall again be subject to this Section 2.

            (d) Time, Place and Manner of Sale. The closing of the Sale of any Offered Shares to Impleo shall take place at the principal office of Impleo on or before the expiration of the applicable option period pursuant to Section 2(c). At such closing, Impleo shall deliver to BCAM, against delivery of certificates representing the Offered Shares being acquired by Impleo which shall be duly endorsed or with appropriate stock powers attached, payment for the Offered Shares in immediately available funds; provided, however, that Impleo shall at all times have the right to apply, to the payment of the purchase price for the Offered Share, as a credit, all or any portion of the then outstanding balance of the Debt, together with accrued interest thereon, and the amount of any outstanding costs or expenses, if any, that BCAM may have failed to pay pursuant to the Purchase Agreement, which costs or expenses shall include, but not be limited to those costs contemplated by
Section 12 of the Purchase Agreement.

            (e) Availability to Negotiate, etc. At all times following the delivery of any Notice and until the expiration of the applicable option period, each Shareholder agrees to negotiate in good faith a purchase and sale agreement in respect of any Offered Shares to be purchased by Impleo (the "Purchase and Sale Agreement"). Pursuant to said Purchase and Sale Agreement, BCAM shall represent and warrant as to the following: (i) that BCAM is duly authorized to enter into the Purchase and Sale Agreement, (ii) that BCAM owns the Offered Shares free and clear of all pledges, liens, claims, encumbrances or any other restriction or assessments whatsoever, and (iii) that BCAM has received all necessary consents, authorizations and approvals to Sell the Offered Shares to Impleo. Pursuant to said Purchase and Sale Agreement, Impleo will represent and warrant as to the following: (A) that it is duly authorized to purchase the Offered Shares and (B) that it is purchasing the Offered Shares for investment purposes only.

            (f) Third Party Agreement. Any Third Party purchaser of the Offered Shares shall be obligated to enter into this Agreement (or a joinder agreement whereby such Third Party purchaser agrees to be bound by and comply with the terms and conditions of this Agreement, including the drag along provisions and right of first refusal provisions in favor of Impleo) on the same terms and conditions as BCAM is subject to hereunder. BCAM may not Sell any of its shares of Stock to a Third Party until such time as the Third Party enters into such joinder agreement or this Agreement and delivers an executed copy of said agreement to Impleo.

            SECTION 3. Drag-Along Rights. If Impleo shall Sell, other than to an Affiliate of Impleo, all of its shares of Stock in a bona fide arm's length transaction, Impleo, at its option, may require that (a) BCAM Sell its Stock in the same transaction at the same price and on the same terms and conditions as applicable to Impleo and (b) if shareholder approval of the transaction is required, that BCAM shall vote its shares of Stock in favor thereof. For purposes of this Section 3, a "Sale" shall also include a merger, consolidation or similar combination or exchange, sale of assets of the Company followed by a liquidation, or a combination thereof.

            SECTION 4. Tag-Along Rights.

            (a) With respect to any proposed Sale by Impleo of more than 50% of the issued and outstanding Stock, which Proposed Sale is other than to an Affiliate of Impleo, BCAM shall have the right to require Impleo to cause the purchaser in such sale to purchase from BCAM a number of shares of Stock equal to the product (rounded up to the nearest integer) of (i) the quotient determined by dividing the number of shares of Stock held by BCAM by the combined number of Shares owned by BCAM and Impleo and (ii) the number of shares of Stock proposed to be sold in the contemplated Sale, and at the same price per share and upon the same terms and conditions as to be paid and given to Impleo, provided that BCAM shall make substantially the same representations, warranties, covenants and indemnities and other similar agreements as Impleo agrees to make in connection with the proposed Sale.

            (b) Impleo shall give notice to BCAM of each proposed Sale giving rise to the rights of BCAM set forth in Section 4 (a) at least 15 days prior to the proposed consummation of such Sale, setting forth the number of shares of Stock proposed to be Sold, the name and address of the proposed transferee, the proposed amount and form of consideration and terms and conditions of payment offered by such proposed assignee, the number of shares of Stock BCAM may sell to such proposed transferee (in accordance with Section 4 (a)), and a representation that the proposed transferee has been informed of the "tag-along" rights provided for in this Section 4 and has agreed to purchase all shares of Stock required to be so purchased in accordance with the terms hereof. In order to exercise its tag-along rights under this Section 4, BCAM shall, within 15 days following receipt of the notice required by the preceding sentence, deliver a written notice to Impleo indicating BCAM's desire to exercise its rights and specifying the number of shares of Stock (up to the maximum number of Shares owned by BCAM) that it desires to sell.

            SECTION 5. Additional Financing. In the event that the Company shall seek additional financing, whether in the form of equity or debt financing, Impleo shall have the right, but not the obligation, to provide such financing on such commercially reasonable terms as it shall see fit; provided, however, that in the event that BCAM wishes to provide a portion of such financing on such terms as are offered to the Company by Wexford, or the subject Affiliate of Impleo, BCAM may provide a portion of such financing equal to or less than the amount determined by multiplying (a) BCAM's Pro-Rata Percentage by (b) the total amount of financing offered to the Company. For purposes of this Section, BCAM's Pro-Rata Percentage shall mean the percentage arrived at by dividing (i) the number of shares of Stock owned by BCAM by (ii) the number of shares of Stock outstanding.

            SECTION 6. Shareholder Vote. For so long as Impleo shall own a majority of the Stock, and in connection with the nomination of members of the Company's board of directors, BCAM agrees that in lieu of the calling of a special meeting of the Shareholders, BCAM shall promptly execute such shareholder resolutions as Impleo may propose.

            SECTION 7. Term. This Agreement shall expire upon the earlier of either (a) the date of the acquisition of either Shareholder and/or its Affiliates acquiring 100% of the Stock or (b) the written termination hereof by all Shareholders.

            SECTION 8. Legend on Stock Certificates. Each certificate representing shares of Stock held by each Shareholder who is a party to or bound by this Agreement shall bear substantially the following legend, until such time as the shares represented thereby are no longer subject to the provisions hereof:

            "THE RIGHTS OF THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A SHAREHOLDERS' AGREEMENT DATED AS OF OCTOBER __, 1998, AMONG THE COMPANY AND ITS SHAREHOLDERS. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE TO THE COMPANY BY THE HOLDER OF

            RECORD OF THIS CERTIFICATE."

            SECTION 9. Severability; Governing Law. If any provision of this Agreement shall be determined to be illegal and unenforceable by any court of competent jurisdiction, the remaining provisions shall be severable and enforceable in accordance with their terms. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without reference to such State's choice of law principles.

            SECTION 10. Notices. All notices, or other communications to be given or otherwise made to any party under this Agreement shall be deemed to be sufficient if contained in a written instrument given by personal delivery, telex, telecopier or telegram or duly sent by overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or at such other address as may hereafter be designated in writing by the addressee to the addressor listing all parties:

            If to the Company:

            Drew Shoe Corporation

            ---------------------

            ---------------------

            ---------------------

            If to BCAM:

            BCAM International, Inc.
            1800 Walt Whitman Road
            Melville, New York, 17747
            Attention: Michael Strauss, Chairman
                       and Chief Executive Officer
            Fax: (516) 752-3558

            If to Impleo:

            IMPLEO, LLC
            c/o Wexford Management, LLC
            411 West Putnam Avenue
            Greenwich, Connecticut  06803
            Attention: Joseph Jacobs, President
            Fax: (203) 862-7320

All such notices, and communications shall be deemed to have been delivered and received (a) in the case of personal delivery, telex, telecopier, or telegram on the date of such delivery, (b) in the case of overnight courier, on the next business day after being deposited with the courier service, and (c) in the case of mailing, on the third business day following such mailing; provided, that in the case of delivery by mail to an address in a country other than the country from which mailing is made, all such notices and communications shall be deemed to have been delivered and received on the fourteenth business day following the date of such mailing.

            SECTION 11. Amendments and Modifications. No amendment or modification of this Agreement shall be valid unless made in writing and signed by the Company and all Shareholders.

            SECTION 12. Non-Assignability; Binding Effect. Neither this Agreement, nor any of the rights or obligations of the parties hereunder, shall be assignable by any party hereto without the prior written consent of all other parties hereto.

            SECTION 13. Effect of Headings. The Section headings used in this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of the provisions hereof.

            SECTION 14. Entire Agreement; Waivers. This Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof, and supersede all prior agreements or understandings as to such subject matter. No party hereto has made any representation or warranty or given any covenant to the other except as set forth in this Agreement. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

            SECTION 15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

            SECTION 16. Choice of Forum; Waiver of Trial by Jury. Any suit, action or proceeding brought by either Shareholder against the other Shareholder for claims arising out of this Agreement shall be brought and enforced exclusively in the United States District Court for the Southern District of New York, or in the event that court lacks jurisdiction to hear the claim, in the New York State Supreme Court in New York County. In any such suit, action or proceeding, each Shareholder waives, to the fullest extent it may effectively do so, its right to a trial by jury.

            IN WITNESS WHEREOF, the parties hereto have executed this Shareholders' Agreement as of the date first set forth above.


                                        DREW SHOE CORPORATION

                                        By:
                                           -------------------------------------
                                            Name:
                                            Title:


                                        IMPLEO, LLC

                                        By:
                                           -------------------------------------
                                            Name:
                                            Title:


                                        BCAM INTERNATIONAL, INC.

                                        By:
                                           -------------------------------------
                                            Name:
                                            Title: